                                                                     Exhibit 10.2

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                          SECURITY AND PLEDGE AGREEMENT

                                     made by

                             DATATEC SYSTEMS, INC.,
                             A DELAWARE CORPORATION

                                       AND

                            DATATEC INDUSTRIES, INC.,
                            A NEW JERSEY CORPORATION
                                  AS "PLEDGORS"

                                       to

                    ALPINE ASSOCIATES, A LIMITED PARTNERSHIP,
                        A NEW JERSEY LIMITED PARTNERSHIP
                               AS "SECURED PARTY"

                          Dated as of December 13, 2004

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Section 12. Right of the Secured Party to Use, Operate and Maintain Collateral..16

                                    SCHEDULES

Schedule I        Subsidiaries
Schedule II       Perfection Actions
Schedule III      Organizational Information
Schedule IV       Permitted Liens

                                      (i)

     SECURITY  AND  PLEDGE  AGREEMENT,  dated  as of  December  13,  2004  (this
"Agreement"), made by DATATEC SYSTEMS, INC., a Delaware corporation, and DATATEC
INDUSTRIES INC., a New Jersey  corporation (each of the foregoing,  a "Pledgor,"
and collectively,  the "Pledgors"), to ALPINE ASSOCIATES, A LIMITED PARTNERSHIP,
a New Jersey limited partnership (the "Secured Party").

                             PRELIMINARY STATEMENTS

     1. The Pledgors have issued a Senior  Secured Note,  dated the date hereof, in the original  principal  amount of $585,000 to the Secured Party (the "Note")
to evidence  their  obligation to repay a term loan made by the Secured Party to the Pledgors on the date hereof (the "Loan").

     2. It is a condition  to the making of the Loan by the Secured  Party that, among other things, the Pledgors shall have entered into this Agreement.

     NOW,  THEREFORE,  in  consideration of the foregoing and in order to induce
the  Secured   Party  to  make  the  Loan  and  for  other  good  and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  DEFINITIONS.  (a) As used herein,  the following terms have the respective meanings set forth below:

"APPLICABLE LAW" means all laws, rules and regulations applicable to the Person, conduct,  transaction,  covenant or Note  Document in  question,  including  all applicable common law and equitable principles; all provisions of all applicable state and federal  constitutions,  statutes,  rules,  regulations  and orders of governmental bodies; and orders,  judgments and decrees of all bankruptcy courts and arbitrators.

"ASSIGNED AGREEMENTS" has the meaning ascribed thereto in Section 2(d).

"BUSINESS  DAY" means any day other than a Saturday,  a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

"CAPITALIZED  LEASE  OBLIGATIONS"  any Debt  represented by obligations  under a lease that is required to be  capitalized  for financial  reporting  purposes in accordance with GAAP.

"DEBT" as applied to a Person means, without duplication: (a) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability  side of a balance sheet of such Person on the date as of which
Debt is to be  determined,  including  Capitalized  Lease  Obligations;  (b) all obligations  of  other  Persons  which  such  Person  has  guaranteed;  (c)  all reimbursement  obligations  in  connection  with  letters of credit or letter of credit guaranties issued for the account of such Person;  and (d) in the case of
Pledgors  (without  duplication),  the Obligations as applied to a Person means, without  duplication:  (i) all items  which in  accordance  with  GAAP  would be included in  determining  total  liabilities as shown on the liability side of a balance  sheet of such Person on the date as of which Debt is to be  determined, including  Capitalized Lease Obligations;  (ii) all obligations of other Persons which  such  Person  has  guaranteed;  (iii) all  reimbursement  obligations  in connection with letters of credit or letter of credit  guaranties issued for the account of such Person; and (iv) in the case of Pledgors (without  duplication), the Obligations.

"DEFAULT"  means an event or  condition  the  occurrence  or  existence of which would,  with the lapse of time or the giving of notice or both,  become an Event of Default.

"DEFAULT RATE" has the meaning ascribed thereto in the Note.

"ERISA" means the Employee  Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.

"EVENT DEFAULT" means those events set forth in Section 1.2 of the Note.

"EQUITY  INTEREST" means any and all shares,  interest,  participations or other equivalents (however designated) of capital stock of a corporation,  any and all equivalent  ownership  interests in a Person (other than a corporation)  and any and all warrants, rights or options to purchase any of the foregoing.

"ENVIRONMENTAL  LAWS"  means any and all  laws,  statutes,  rules,  regulations, orders,  ordinances,  codes, legal directives,  notices,  legal requirements and rules  of  common  law of any  effect  as of the  date  hereof  in any  and  all jurisdictions  in which any Pledgor is  conducting  or at any time has conducted business  or  where  the  Collateral  is or was  located,  and any  judicial  or administrative  interpretation  thereof  including,  but  not  limited  to,  any judicial  or  administrative  order,  consent  decree,  judgment  or  settlement relating to the  environment,  Hazardous  Materials  or  exposure  to  Hazardous
Materials.

"EQUIPMENT" has the meaning ascribed thereto in Section 2(g).

"GAAP" means generally accepted accounting  principles as in effect from time to time in the United States of America.

"GOVERNMENTAL AUTHORITY" means any federal, state, municipal,  national or other
governmental   department,   commission,   board,   bureau,   court,  agency  or
instrumentality  or  political  subdivision  thereof  or any  entity or  officer
exercising  executive,  legislative,   judicial,  regulatory  or  administrative
functions of or pertaining to any government or any court,  in each case whether associated  with a state of the United  States,  the  District  of Columbia or a
foreign entity or government.

"HAZARDOUS  MATERIALS" means any "waste," "hazardous waste," "industrial waste,"
"solid waste," "hazardous material,"  "hazardous  substance," "toxic substance,"
"hazardous  material,"  "pollutant," or  "contaminant" as those or similar terms are  defined,  identified,  or  regulated  under  any  Environmental  Laws;  any
asbestos,   polychlorinated  biphenyls,  or  radon;  any  petroleum,   petroleum
hydrocarbons,  petroleum  products,  crude oil and any components,  fractions or derivatives  thereof;  and any substance that, whether by its nature or its use, is  subject  to  regulation  under  any  Environmental  Law  or  results  in any
Governmental Authority requiring any environmental  investigation,  remediation, or monitoring thereof.

"INDEMNITEE" has the meaning assigned thereto in Section 18.1(a).

"LIEN" - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on
common  law,   statute  or   contract.   The  term  "LIEN"  shall  also  include
reservations,  exceptions, encroachments,  easements, rights-of-way,  covenants,

conditions,  restrictions,  leases and other title  exceptions and  encumbrances affecting  Property.  For the purpose of the  Agreement,  each Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the
Property  has been  retained  by or vested in some  other  Person  for  security purposes.

"MATERIAL  ADVERSE  EFFECT"  means the  effect  of any  event,  condition,  act, omission or circumstance, which, alone or when taken together with other events, conditions,  acts, omissions or circumstances occurring or existing concurrently therewith:  (a) has, or could reasonably be expected to have, a material adverse
effect  upon  the  business,   operations,   Properties,   assets,  liabilities,
obligations,  prospects or condition  (financial  or  otherwise) of the Pledgors taken as a whole;  (b) has or may be  reasonably  expected to have any  material adverse effect  whatsoever upon the validity or  enforceability of the Agreement or any of the other Note Documents; (c) has any material adverse effect upon the value of the  whole or any  material  part of the  Collateral,  the Liens of the
Secured Party with respect to the  Collateral or the priority of any such Liens;
(d)  materially  impairs the  ability of any Pledgor to perform its  obligations under the Agreement or any of the other Note Documents,  including  repayment of any of the  Obligations  when due; or (e) materially  impairs the ability of the
Secured Party to enforce or collect the  Obligations  or realize upon any of the
Collateral in accordance with the Note Documents and Applicable Law.

"MULTIEMPLOYER PLAN" has the meaning set forth in Section 4001(a)(3) of ERISA.

"NOTE DOCUMENTS" means this Agreement,  the Note, and that certain Subordination and  Intercreditor  Agreement,  dated as of the date  hereof,  among the Secured
Party and Eagle Acquisition Partners, Inc.

"OBLIGATIONS"   means,  with  respect  to  each  Pledgor,  (a)  each  and  every obligation,  covenant and  agreement  of such  Pledgor now or hereafter  arising pursuant to any Note Document, whether for principal,  interest,  premium, fees, expenses or otherwise, and any amendments or supplements thereto,  extensions or renewals  thereof  or  replacements  therefor,  (b)  any  amounts  paid  by  any
Indemnitee  as to  which  such  Indemnitee  has a right to  reimbursement  under
Section  18.1 or under any other Note  Document  and (d) any amounts paid by the
Secured  Party in  preservation  of its rights or interests  in the  Collateral, together with interest on such amounts from the date such amounts are paid until reimbursement  in full at the  Default  Rate;  in each  case  whether  direct or indirect, absolute or contingent,  liquidated or unliquidated,  now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all Debt of such Pledgor under any instrument now or hereafter evidencing or securing any of the foregoing.

"ORGANIZATIONAL DOCUMENTS" has the meaning ascribed thereto in Section 2(a).

"PERMITTED INVESTMENTS" means:

            (a) direct  obligations  of the United States of America,  or of any agency  thereof,  or obligations  guaranteed as to principal and interest by the
United  States or any agency  thereof,  maturing not later than 30 days from the date of acquisition thereof,

            (b) certificates of deposit or bankers'  acceptances issued, or time deposits held, or investment  contracts  guaranteed,  by any domestic or foreign commercial bank having  outstanding  unsecured  indebtedness that is rated AA or better by Standard & Poor's  Corporation  and Aa or better by Moody's  Investors
Service, Inc., or rated AA or Aa or better by one of such credit rating agencies if only one of such  credit  rating  agencies  has  rated  such  unsecured  bank indebtedness (or an equivalent  rating by another  nationally  recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating unsecured bank indebtedness), maturing not later than 30 days from the date of acquisition thereof;

            (c) commercial paper rated (on the date of acquisition  thereof) A-1 and P-1 or  better  by  Standard  & Poor's  Corporation  and  Moody's  Investors
Service, Inc., respectively, or rated A-1 or P-1 or better by one of such credit rating  agencies  if only one of such  credit  rating  agencies  has rated  such commercial  paper (or an  equivalent  rating by  another  nationally  recognized credit rating agency of similar standing if neither of such corporations is then in the  business of rating  commercial  paper),  maturing not later than 30 days from the date of acquisition thereof; and

            (d) any other  investments  approved in writing by the Secured Party from time to time.

"PERMITTED LIENS" means those liens set forth on Schedule IV hereto.

"PERSON"  means  an  individual,  partnership,  corporation,  limited  liability company,  association,  trust, unincorporated  organization,  or a government or agency or political subdivision thereof.

"PLAN" MEANS an employee benefit plan now or hereafter  maintained for employees of any Borrower that is covered by Title IV of ERISA.

"PLEDGED ENTITIES" has the meaning ascribed thereto in Section 2(a).

"PLEDGED EQUITY INTERESTS" has the meaning ascribed thereto in Section 2(a).

"PROPERLY  CONTESTED"  means, in the case of any Debt of any Pledgor  (including any  Taxes)  that is not paid as and  when  due or  payable  by  reason  of such
Pledgor's  bona fide dispute  concerning its liability to pay same or concerning the amount thereof:  (a) such Debt is being properly  contested in good faith by appropriate  proceedings promptly instituted and diligently conducted;  (b) such
Pledgor has established  appropriate reserves as shall be required in conformity with GAAP;  (c) the  non-payment  of such Debt will not have a Material  Adverse
Effect and will not result in a forfeiture of any assets of such Pledgor; (d) no
Lien is imposed  upon any of such  Pledgor's  assets  with  respect to such Debt unless the applicable Lien is at all times junior and subordinate in priority to the Liens in favor of Lender  (except only with  respect to property  taxes that have priority as a matter of applicable  state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (e) if the Debt results from, or is determined by the entry,  rendition or issuance against such Pledgor or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review;  and (f) if such contest is abandoned, settled or  determined  adversely  (in whole or in part) to such  Pledgor,  such
Pledgor  forthwith pays such Debt and all penalties,  interest and other amounts due in connection therewith.

"PROPERTY"  means any interest in any kind of property or asset,  whether  real, personal or mixed, or tangible or intangible.

"SECURED OBLIGATIONS" has the meaning ascribed thereto in Section 3.

"SUBSIDIARY"  means,  as to any Person,  any  corporation,  association or other business entity in which such Person or one or more of its  Subsidiaries or such
Person  and one or more of its  Subsidiaries  owns  sufficient  equity or voting interests  to  enable  it or them (as a group)  ordinarily,  in the  absence  of contingencies,  to elect a majority  of the  directors  (or  Persons  performing similar  functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or  more  of its  Subsidiaries  or  such  Person  and  one  or  more  of its
Subsidiaries  (unless such  partnership or joint venture can and does ordinarily take major business  actions without the prior approval of such Person or one or more of its Subsidiaries).

"TAXES" means any present or future taxes (including value added taxes), levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature,  including  income,  receipts,  excise,  property,  sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or  hereafter  imposed or levied by the United  States,  or any state,  local or foreign government or by any department,  agency or other political  subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding,  in the case of
Secured  Party,  taxes imposed on or measured by the net income or overall gross receipts of Secured Party.

            (b) All terms defined in the UCC (as hereinafter defined) shall have the  respective  meanings given those terms in the UCC. The term "UCC" means the
Uniform  Commercial Code as the same may, from time to time, be in effect in the
State of New York; provided,  however, in the event that, by reason of mandatory provisions of law, any or all of the  attachment,  perfection or priority of the security  interest in any Collateral is governed by the Uniform  Commercial Code as in effect in a  jurisdiction  other than New York,  the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions  hereof relating to such attachment,  perfection,  or priority and for purposes of definitions related to such provisions.

            Section 2. PLEDGE,  ASSIGNMENT  AND GRANT OF SECURITY.  Each Pledgor
hereby grants, pledges and assigns to the Secured Party, a security interest in, and lien on,  all of such  Pledgor's  right,  title and  interest  in and to the following,  whether now owned or existing or hereafter acquired or arising,  and wherever located (collectively, the "COLLATERAL"):

            (a) all of the issued and outstanding Equity Interests (the "PLEDGED
EQUITY  INTERESTS")  in  each  of  such  Pledgor's  Subsidiaries  (the  "PLEDGED
ENTITIES"),  any  options,  warrants  and other rights in respect of the Pledged
Equity Interests and all rights and benefits under the certificate of formation, limited liability company agreement and any other organization  document of each
of  the  Pledged  Entities  (collectively,   the  "ORGANIZATIONAL   DOCUMENTS"),
including  (i) all of such  Pledgor's  interest  in the  capital of the  Pledged
Entities  and all  rights  of  such  Pledgor  to  receive  distributions,  cash, instruments  and  other  property  from  time to time  receivable  or  otherwise distributable  in respect of the  Pledged  Equity  Interests  or pursuant to the
Organizational  Documents,  (ii) all other payments due or to become due to such
Pledgor  in  respect  of  the  Pledged  Equity  Interests  or  pursuant  to  the
Organizational  Documents,  including,  but not  limited  to, all rights of such

Pledgor to receive  proceeds of any insurance,  indemnity,  warranty or guaranty with respect to the Pledged Equity  Interests or the  Organizational  Documents,
(iii) all rights of such Pledgor,  as owner of the Pledged Equity Interests,  to all  property  and  assets  of the  Pledged  Entities  (whether  real  property,
inventory,   equipment,   contract  rights,   accounts,   receivables,   general
intangibles,  securities,  instruments,  chattel  paper,  documents,  choses  in
action,  licenses,   permits  or  otherwise),   and  (iv)  all  certificates  or
instruments  evidencing any ownership  interest in the Pledged Entities or their assets;

            (b)  all  ownership  interests,   securities,   moneys  or  property
representing  a  distribution  on  any  of  the  Pledged  Equity  Interests,  or
representing  a return of  capital  upon or in  respect  of the  Pledged  Equity
Interests or resulting from a split-up, revision, reclassification or other like change of the Pledged Equity Interests or otherwise received in exchange for any
Pledged Equity  Interests,  and all certificates or instruments  representing or evidencing such ownership interests or securities;

            (c) all balances,  credits, deposits, "deposit accounts" (as defined in the UCC),  "securities  accounts" (as defined in the UCC), or monies  whether now existing or hereafter held in the name or on behalf of such Pledgor, whether in the possession or control of such Pledgor or held by third parties,  together with all cash, cash  equivalents,  securities,  investments,  financial  assets, security entitlements,  payments, other amounts, and all other items of property from time to time held,  maintained  or carried in, or credited or deposited to, any such deposit account or securities account, including Permitted Investments, and all rights,  claims and causes of action, if any, that such Pledgor may have against any Person in respect of the foregoing;

            (d) all contracts,  leases,  licenses and agreements entered into by such Pledgor and all  instruments  and  documents  executed and  delivered  with respect to the foregoing contracts, leases, licenses and agreements (all of such
contracts,  leases,  licenses  and  agreements,  as  amended,   supplemented  or
otherwise modified from time to time in accordance with the terms thereof and of this Agreement,  being the "ASSIGNED AGREEMENTS"),  including all rights of such
Pledgor  (i) to receive  moneys due and to become due under or  pursuant  to the
Assigned  Agreements,  (ii) to compel  performance and otherwise to exercise all remedies thereunder,  including all rights to make  determinations,  to exercise any election or option contained in such agreements (including,  but not limited to, termination  thereof),  (iii) to give or receive any notice or consent, (iv)
to demand and receive any  property  that is the subject of any of the  Assigned
Agreements,  (v) to file any claims and  generally  to take any action which (in the  reasonable  opinion of the Secured  Party) may be necessary or advisable in connection with any of the foregoing,  (vi) to receive the proceeds of any claim for  damages  arising  out of or for breach of any  Assigned  Agreement  and the proceeds of any insurance,  indemnity,  warranty or guaranty with respect to the
Assigned Agreements,  and (vii) to any warranties,  performance bonds or letters of credit of any  manufacturer,  contractor or subcontractor or any other Person pursuant to or relating to the Assigned Agreements;

            (e) all  "accounts"  (as defined in the UCC),  including all of such
Pledgor's  rights to receive  payments  for goods sold or  leased,  or  services performed,  by such  Pledgor,  whether now in  existence or arising from time to time  hereafter,  and all rights to payment of any kind  evidenced by or arising under or with  respect to an account,  contract,  security  agreement,  or other evidence of  indebtedness or security,  together with (i) all security  pledged, assigned,  hypothecated  or  granted  to or held by such  Pledgor  to secure the foregoing,  (ii) all of such Pledgor's  right,  title and interest in and to any goods,  general  intangibles  or other  Collateral,  the sale of which gave rise thereto,  (iii) all  guarantees,  credit support  agreements,  endorsements  and indemnifications  on, or of, any of the  foregoing,  (iv) all powers of attorney for the execution of any evidence of  indebtedness  or security or other writing in connection therewith, (v) all books,  correspondence,  credit files, records, ledger cards, invoices, and other papers relating thereto, including all similar information  stored on a magnetic  medium or other  similar  storage  device and other  papers  and  documents  in the  possession  or under the  control of such
Pledgor or any other Person, (vi) all credit information,  reports and memoranda relating  thereto,  and  (vii)  all  other  writings  related  in any way to the foregoing;

            (f) all "general intangibles" (as defined in the UCC), including (i)
licenses,  permits and  approvals  of any  Federal,  State,  municipal  or other governmental  department,  commission,  board,  bureau,  agency,  court or other instrumentality,  domestic or foreign,  now or hereafter held by such Pledgor or in which such Pledgor may have an interest, except that any such license, permit or approval which as a matter of law is not  assignable is hereby  excluded from such lien and security interest to the extent that and for such time as the same shall not be so assignable,  and (ii) all  trademarks,  trademark  applications, trademark  registrations,  trade names,  business names, company names, business identifiers,  prints,  labels,  trade styles and service  marks  (whether or not
registered),   including  logos  and/or  designs,  copyrights,  patents,  patent applications,  goodwill  of such  Pledgor's  business  symbolized  by any of the
foregoing,   trade  secrets,   license  rights,  license  agreements,   permits,
franchises,  and any  rights to tax  refunds  to which  such  Pledgor  is now or hereafter may be entitled;

            (g) all "equipment" (as defined in the UCC, "EQUIPMENT");

            (h) all  "inventory"  (as  defined  in the  UCC),  whether  raw,  in progress  or  finished,  all  materials  usable in  processing  the same and all documents of title covering any inventory, including work in progress, materials used or  consumed in such  Pledgor's  business,  whether now owned or  hereafter acquired  or  manufactured  by such  Pledgor  and held for sale in the  ordinary course of its business;

            (i)  all  policies  of  insurance,  now or  hereafter  held  by such
Pledgor, including all proceeds therefrom;

            (j) to the extent not included in the foregoing: (i) all "goods" (as defined in the UCC),  (ii) all "chattel paper" (as defined in the UCC), (ii) all
"letters of credit" (as defined in the UCC),  (iv) all "letter of credit rights"
(as defined in the UCC), (v) all  "instruments" (as defined in the UCC), (v) all
"documents" (as defined in the UCC), (vi) all "investment  property" (as defined in the UCC),  (vii) all "fixtures" (as defined in the UCC), and (viii) all other personal property of whatever kind or nature whatsoever of the Pledgor; and

            (k) all  accessions  and  additions to,  substitutions  for, and all replacements,  products and proceeds of any and all of the Collateral (including any proceeds  that  constitute  property of the types  described in  subsections
(a)-(j) above);

            Section 3.  SECURITY FOR  OBLIGATIONS.  This  Agreement  secures the prompt and complete  payment and  performance of the  Obligations  and any other
obligations  owing  by  either  Pledgor  to  the  Secured   Party(the   "SECURED
OBLIGATIONS").  Without limiting the generality of the foregoing, this Agreement also  secures  the payment of all amounts  that  constitute  part of the Secured
Obligations  and would be owed by the Pledgors to the Secured  Party but for the fact that they are  unenforceable  or not  allowable  due to the  existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

            Section 4. PLEDGE AND SECURITY INTEREST ABSOLUTE.  All rights of the
Secured  Party,  and the  pledge  and  security  interests  hereunder,  shall be absolute and unconditional irrespective of:

            (a) any  lack  of  validity  or  enforceability  of any of the  Note
Documents or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations,  or any other amendment or waiver of or any consent to any departure  from the Note  Documents or any other agreement or instrument relating thereto;

            (c) any reduction,  limitation,  impairment or termination of any of the Secured  Obligations for any reason other than the written  agreement of the
Secured Party to terminate the Secured Obligations in full,  including any claim of waiver, release, surrender, alteration or compromise;

            (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any of the terms of the Note or any other Note Document,  for all or any of the Secured
Obligations;

            (e) the failure of the  Secured  Party to assert any claim or demand or to enforce any right or remedy  against either or both of the Pledgors or any other  Person  under the  provisions  of the Note or any other Note  Document or otherwise,  or to  exercise  any right or  remedy  against  any other  Person or collateral securing any of the Secured Obligations; or

            (f) any  other  circumstance  which  might  otherwise  constitute  a defense available to, or a discharge of, the Pledgor or a third party pledgor.

            Section 5. PLEDGOR REMAINS  LIABLE.  Anything herein to the contrary notwithstanding;  (a) the  Pledgors  shall  remain  liable  under  the  Assigned
Agreements  to the extent set forth  therein to perform all of their  duties and obligations  thereunder  to the same  extent as if this  Agreement  had not been executed;  (b) the exercise by the Secured Party of any of the rights  hereunder
(other than following an acquisition of the Pledgors' rights as a consequence of foreclosure,  assumption  or  transfer  of the  Assigned  Agreements)  shall not release the Pledgors from any of their duties or obligations  under the Assigned
Agreements; and (c) until assumed or transferred as aforesaid, the Secured Party shall not have any  obligation  or liability  under the Assigned  Agreements  by reason of this  Agreement,  nor shall the Secured  Party be obligated to perform any of the  obligations  or duties  of the  Pledgors  thereunder  or to take any action to collect or enforce any claim for payment assigned hereunder.

            Section 6. DELIVERY OF COLLATERAL. The Pledgors shall use reasonable
efforts  to  ensure  that  all  certificates  or  instruments   representing  or
evidencing  any of the  Collateral at any time shall be delivered to and held by or on behalf of the Secured Party pursuant  hereto and shall be in suitable form for  transfer by  delivery,  or shall be  accompanied  by stock  powers or other instruments  of transfer or assignment  duly executed in blank,  all in form and substance satisfactory to the Secured Party; PROVIDED that in the event any such certificates or instruments  shall be in the possession of either Pledgor,  such certificates  and  instruments  shall be  immediately  delivered  to the Secured
Party.  The  Secured  Party  shall  have  the  right,  upon the  occurrence  and continuance of an Event of Default,  in its discretion and without notice to the
Pledgor,  to transfer to or to register in the name of the Secured  Party or any of its nominees any or all of the  Collateral.  In addition,  the Secured  Party shall  have the  right  at any  time to  exchange  certificates  or  instruments representing or evidencing any of the Collateral for certificates or instruments of smaller or larger denominations.

            Section 7.  REPRESENTATIONS AND WARRANTIES.  Each Pledgor represents and warrants as follows:

            (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation,  has the power to own its  Properties  and to transact  the  business in which it is  presently engaged or proposed to be engaged and is duly  qualified and in good standing in each  jurisdiction  in which it  presently  is, or  proposes  to be,  engaged in business.

            (b) The execution,  delivery and performance by such Pledgor of each of the Note Documents are within such Pledgors's corporate power, have been duly authorized by all  necessary or proper  corporate  action;  will not violate any
Applicable  Law;  does not require  the consent or approval of any  Governmental
Authority or any other Person and does not violate any agreement to which either
Pledgor is a party.

            (c) Each of the Note  Documents has been duly executed and delivered by such Pledgor and  constitutes a legal,  valid and binding  obligation of such
Pledgor, enforceable against such Pledgor in accordance with its terms.

            (d)  Since  the  date of the  last  internally  prepared,  unaudited financial  statements of such Pledgor  delivered to the Secured Party,  no event has occurred that has or could reasonably be expected to have a Material Adverse
Effect.

            (e) All of such Pledgors's  business,  operations and Properties are conducted, maintained and owned in accordance with Applicable Law, including all
Environmental  Laws, except to the extent that any such noncompliance  could not reasonably be expected to have a Material Adverse Effect.

            (f) Such Pledgor has obtained and holds in full force and effect all
Governmental Approvals necessary for the operation of its business as presently, and  proposed  to be,  conducted  to the extent  that the failure to obtain same could not reasonably be expected to have a Material Adverse Effect.

            (g) Such Pledgor has filed all federal,  state and local tax returns and other reports that it is required by Applicable Law to file and has paid, or made for  provision  of the  payment  of,  all Taxes  upon it,  its  income  and properties  as and when such  Taxes are due and  payable,  except to the  extent being  Properly  Contested  and except for amounts not to exceed  $25,000 in the aggregate.

            (h) There are no claims for brokerage commissions,  finders' fees or investment banking fees in connection with the transactions contemplated by this
Agreement or any of the other Note Documents.

            (i) No  Default  or Event of  Default  exists at the time,  or would result from the  execution,  delivery or  performance  of this  Agreement or any other Note Document by such Pledgor.

            (j) Each Pledgor and each of its Subsidiaries are in full compliance with the requirements of ERISA and the regulations  promulgated  thereunder with respect to each Plan. No fact or situation  that is reasonably  likely to result in a material adverse change in the financial  condition of each Borrower or any of its Subsidiaries exists in connection with any Plan. Neither Borrower nor any of their respective Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

            (k)  Such  Pledgor  is  not an  "investment  company"  or a  "person directly  or  indirectly  controlled  by or acting  on  behalf of an  investment company" within the meaning of the Investment Company Act of 1940; or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary  company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

            (l) Neither  such  Pledgor nor any of its  Subsidiaries  is engaged, principally or as one of its important activities,  in the business of extending credit for the purpose of purchasing or carrying any margin stock.

            (m) As of the  date  hereof,  such  Pledgor  is the sole  legal  and beneficial owner of all of the Pledged Equity Interests.

            (n) Except for the security  interest  granted to the Secured  Party pursuant to this Agreement and the Permitted  Liens,  the Pledgors own each item of the  Collateral  free and clear of any and all Liens or claims of others.  No financing  statement or other  public  notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed (i) in favor of the  Secured  Party,  for the  benefit of the Secured
Party pursuant to this Agreement or (ii) relating to Permitted Liens.

            (o)  This  Agreement  creates  a  valid  security  interest  in  the
Collateral in favor of the Secured Party,  securing the payment and  performance of the Secured Obligations.

            (p) Upon  completion of the filings and other  actions  specified on
Schedule  II hereto  (which,  in the case of all  filings  and  other  documents referred  to on such  Schedule,  have been  delivered  to the  Secured  Party in completed and duly executed form),  the security  interests  granted pursuant to this Agreement will constitute a first priority,  perfected security interest in all of the Collateral in favor of the Secured Party, prior to all other Liens on the  Collateral  in existence on the date hereof,  subject only to the Permitted
Liens.

            (q) All of the direct and indirect  Subsidiaries of such Pledgor are listed on SCHEDULE I. Each such Subsidiary has no material assets.

            (r) As of date hereof,  no written  information,  report,  financial statement  or  schedule  furnished  by such  Pledgor  in  connection  with  this
Agreement or any other Note Document,  taken as a whole,  as of the date made or furnished,  contains  any  material  misstatement  of fact or fails to state any material  fact  (as of the  date  made  or  furnished)  necessary  to  make  the statements  therein, in light of the circumstances under which they were made at the time, not misleading.

                                       10

            (s) "DataTec Systems,  Inc." and "DataTec Industries,  Inc." are the
correct  legal  names  of the  respective  Pledgors.  The  Pledgors'  respective jurisdictions of formation are the State of Delaware and the State of New Jersey
and  their  respective   organizational   identification  numbers,  federal  tax
identification  numbers and mailing  addresses  are  specified  on SCHEDULE  III hereto.

            Section 8. COVENANTS.  Until the irrevocable payment and performance in full of all Secured  Obligations  and the  expiration or  termination  of the
Note, each Pledgor hereby covenants and agrees:

            (a)  Such  Pledgor  shall  not:  (i)  change  its   jurisdiction  of
incorporation,  formation,  or organization,  as applicable;  or (ii) change its name, identity or organizational structure.

            (b)  Except as  otherwise  provided  in this  subsection  (b),  each
Pledgor  shall  continue to collect,  at its own expense,  all amounts due or to become due to such Pledgor under the Assigned  Agreements.  In  connection  with such collections,  each Pledgor may take (and during an Event of Default, at the
Secured Party's direction shall take) such action as such Pledgor or the Secured
Party may deem  necessary or advisable to enforce  collection of the amounts due under the Assigned  Agreements.  Each Pledgor  agrees and confirms that it will, during the continuance of an Event of Default, notify each party to the Assigned
Agreements  and each other account  debtor or obligor under the  "accounts"  (as defined in the UCC) of the grant of the security interest therein and assignment thereof  to the  Secured  Party.  Neither  Pledgor  shall  take  any  action  in connection with any Assigned  Agreement that would impair the security  interest of the Secured Party.

            (c) Neither  Pledgor  shall take or permit to be taken any action in connection  with the  Collateral  that would impair in any material  respect the value of the  interest or rights of such  Pledgor  therein or which would impair the interests or rights of the Secured Party therein or with respect thereto.

            (d) Neither Pledgor shall sell, lease, assign,  pledge,  transfer or otherwise  dispose  of  any of  the  Collateral;  provided,  however,  that  the foregoing  restriction  shall not  apply,  for so long as no Default or Event of
Default has occurred and is continuing,  to (i) dispositions of Equipment in the ordinary  course of  business,  (ii)  dispositions  of Equipment of the Pledgors which,  in the  aggregate  have a fair market value or book value,  whichever is less, of $50,000 or less, provided that all Net Proceeds thereof are remitted to the  Secured  Party  for  application  to  the  Secured  Obligations,  or  (iii)
replacements of Equipment that is substantially  worn,  damaged or obsolete with
Equipment of like kind, function and value,  provided that replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced,  the  replacement  Equipment  shall be free and clear of
Liens,  and Pledgors  shall have given the Secured  Party at least 10 days prior written notice of such disposition.

            (e) (i) Each Pledgor shall maintain the security interest created by this Agreement as a first priority, perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever, except for Permitted Liens.

               (ii) Each Pledgor shall furnish to the Secured Party from time to time,  at  such  Pledgor's  sole  cost  and  expense,  statements  and schedules  further  identifying and describing the Collateral and such

                                       11

          other reports in connection  with the  Collateral as the Secured Party may request,  all in such detail as the Secured  Party may  reasonably request.

               (iii) At any time and from time to time, upon the written request of the Secured  Party,  and at the sole expense of the  Pledgors,  the
          Pledgors shall promptly and duly execute, deliver and/or have recorded with appropriate  agencies such further  instruments and documents and take such further actions as the Secured Party may reasonably  request for the purpose of obtaining or  preserving  the full benefits of this
          Agreement  and  of the  rights  and  powers  herein  granted.  Without limiting the generality of the foregoing,  the Pledgors shall:  (i) at the  request of the  Secured  Party,  mark  conspicuously  each of its records  pertaining  to the  Collateral  with a  legend,  in form  and substance  satisfactory  to the  Secured  Party,  including  that such record is subject to the  pledge,  assignment  and  security  interest granted  hereby;  (ii)  if any  Collateral  shall  be  evidenced  by a promissory  note or other  instrument  or chattel  paper,  deliver and pledge to the  Secured  Party  hereunder  such note or  instrument  or
          chattel  paper  duly  endorsed  and   accompanied   by  duly  executed
          instruments  of  transfer  of  assignment,  all in form and  substance reasonably  satisfactory  to the Secured Party;  and (iii) execute and file,  with a copy  thereof to the Secured  Party,  such  financing or
          continuation  statements,   or  amendments  thereto,  and  such  other
          instruments or notices,  as may be necessary,  or as the Secured Party may reasonably  request,  in order to perfect and preserve the pledge, assignment  and security  interest  granted or purported to be granted hereby.

               (iv)  Pursuant  to the UCC and any  other  Applicable  Law,  each
          Pledgor  authorizes  the  Secured  Party to file or  record  financing statements and other filing or recording documents or instruments with respect  to the  Collateral  in such form and in such  offices  as the
          Secured  Party  reasonably  determines   appropriate  to  perfect  the
          security  interests of the Secured Party under this Agreement  without the signature of either Pledgor.  A photographic or other reproduction of this  Agreement  shall be  sufficient  as a financing  statement or other  filing  or  recording  document  or  instrument  for  filing or recording  in any  jurisdiction.  Each  Pledgor  shall be jointly  and severably  liable  to the  Secured  Party for the  payment  of (or the reimbursement  of the  Secured  Party for) all filing fees and related expenses.

               (v) Each Pledgor  shall make,  or reimburse the Secured Party for the  out-of-pocket  costs of making,  all searches  reasonably  deemed necessary or advisable by the Secured Party to establish and determine the  priority of the  security  interest  of the  Secured  Party or to determine the presence or priority of other secured parties.

               (vi)  This  Section  8(e)  and the  obligations  imposed  on each
          Pledgor  by this  Section  8(e)  shall be  interpreted  as  broadly as possible  in favor of the  Secured  Party in order to  effectuate  the purpose and intent of this Agreement.

            (f) Each Pledgor shall provide not less than thirty (30) days' prior written notice to the Secured Party of the formation  after the date hereof of a new  Subsidiary.  Upon receipt of such notice,  SCHEDULE I shall be deemed to be updated to include such new or modified  information (and the Secured Party may, but shall not be required to, physically  replace the existing SCHEDULE I with a new Schedule reflecting such additional or modified  information).  Such Pledgor shall deliver to the Secured Party all  certificates  representing the ownership

                                       12

interests in such new Subsidiary held by such Pledgor.

            (g) Neither  Pledgor  shall assign or otherwise  transfer any of its assets to any of its Subsidiaries.

            Section  9.  SECURED  PARTY  APPOINTED  ATTORNEY-IN-FACT.  (a)  Each
Pledgor hereby  irrevocably  constitutes  and appoints the Secured Party and any officer  or agent  thereof,  with full  power of  substitution,  as its true and lawful  attorney-in-fact  with full irrevocable power and authority in the place and stead of such  Pledgor  and in the name of such  Pledgor or in its own name, for the purpose of carrying  out the terms of this  Agreement  or any other Note
Document,  to take any and all  appropriate  action and to  execute  any and all documents and instruments  which may be necessary or desirable to accomplish the purposes of this Agreement and any other Note Document,  and,  without  limiting the generality of the foregoing, each Pledgor hereby gives the Secured Party the power and right, on behalf of such Pledgor,  without notice to or assent by such
Pledgor, to do any or all of the following:

               (i) in the name of such  Pledgor or its own name,  or  otherwise, take possession of and indorse and collect any checks,  drafts, notes, acceptances or other  instruments made payable to such Pledgor for the payment of moneys due under any Assigned Agreements or with respect to any other  Collateral  and file any claim or take any other  action or proceeding  in  any  court  of  law  or  equity  or  otherwise  deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any  Assigned  Agreement  or with respect to any other Collateral whenever payable;

               (ii) pay or  discharge  taxes  and  liens  levied or placed on or threatened against the Collateral;

               (iii)  execute,  in  connection  with  any sale  provided  for in
          Section 10 hereof, any endorsements,  assignments or other instruments or documents of conveyance or transfer with respect to the Collateral;
          and

               (iv) (A) direct any party liable for any payment under any of the
          Collateral  to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct;  (B) ask or demand for,  collect,  and receive  payment of and receipt  for, any and all moneys,  claims and other  amounts due or to become due at any time in respect of or arising out of any Collateral;
          (C) sign and indorse any invoices,  freight or express bills, bills of
          lading,  storage  or  warehouse  receipts,   drafts  against  debtors,
          assignments, verifications, notices and other documents (including any negotiable  documents) in connection with any of the  Collateral;  (D)
          commence and prosecute any suits,  actions or proceedings at law or in
          equity  in  any  court  of  competent   jurisdiction  to  collect  the
          Collateral  or any  portion  thereof and to enforce any other right in respect of any Collateral;  (E) defend any suit,  action or proceeding brought  against  such Pledgor  with  respect to any  Collateral;  (F)
          settle,  compromise or adjust any such suit, action or proceeding and, in  connection  therewith,  give such  discharges  or  releases as the
          Secured Party may deem appropriate; and (G) generally, sell, transfer, pledge and make any agreement  with respect to or otherwise  deal with any of the  Collateral  as fully and  completely as though the Secured

                                       13

          Party were the absolute owner thereof for all purposes, and do, at the
          Secured  Party's  option and such Pledgor's  expense,  at any time, or from time to time,  all acts and things which the Secured  Party deems necessary to protect,  preserve or realize upon the Collateral and the
          Secured Party's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

            Anything in this Section 9(a) to the contrary  notwithstanding,  the
Secured  Party  agrees that it will not  exercise  any rights under the power of attorney provided for in this Section 9(a) unless an Event of Default shall have occurred and be continuing.

            (b) During an Event of Default  the Secured  Party may (but  without any  obligation  to do  so)  (i)  perform  or  satisfy  any  of  each  Pledgor's obligations  under or pursuant to this  Agreement  and the other Note  Documents which remain  unsatisfied (after providing any notice and opportunity to cure to which such Pledgor is entitled  under any other  provision of any Note Document, if any),  and (ii) take all other actions and pay such amounts and claims as the
Secured Party determines in its sole but reasonable discretion,  is necessary or appropriate  to protect the rights and interests of the Secured Party under this
Agreement and the other Note Documents to preserve and protect the Collateral or any part thereof from loss.

            (c) The expenses of the Secured Party  incurred in  connection  with actions undertaken as provided in this Section 9, together with interest thereon at the Default  Rate,  from the date of payment by the Secured Party to the date reimbursed  by the  Pledgors,  shall be payable by the  Pledgors  to the Secured
Party on demand.

            (d) Each  Pledgor  hereby  ratifies  all that said  attorneys  shall lawfully do or cause to be done  pursuant to the powers  granted in this Section
9. All powers,  authorizations  and  agencies  contained in this  Agreement  are coupled with an interest and are irrevocable  until this Agreement is terminated and the security interests created hereby are released.

            Section 10. VOTING RIGHTS;  DISTRIBUTIONS;  ETC. So long as no Event of Default shall have occurred and be continuing or would result therefrom,  but subject,  nevertheless,  at all times to the restrictions  imposed by subsection
(b) below,  each  Pledgor  shall be  entitled  to receive  free and clear of the interest of the Secured  Party granted  under this  Agreement all  distributions receivable by it under the  Organizational  Documents,  and shall be entitled to exercise any and all management,  voting and other consensual  rights pertaining to the  Organizational  Documents,  the Pledged Equity Interests and the Pledged
Entities for any purpose not  inconsistent  with the terms of this  Agreement or any other Note Document; PROVIDED, HOWEVER, that each Pledgor shall exercise, or refrain from exercising,  any such right if such action or inaction could have a material  adverse  effect on the value of the  Collateral  or any material  part thereof.

            (b)  Each  Pledgor's  right  to  receive  and  retain  any  and  all distributions and payments in respect of the Collateral  purported to be pledged and assigned by it hereunder shall be further limited as follows:

               (i)  distributions  paid or payable other than in cash in respect of,  and  instruments  and  other  property  received,  receivable  or otherwise  distributed  in respect  of, or in exchange  for,  any such
          Collateral, and

                                       14

               (ii) distributions paid or payable in cash in respect of any such
          Collateral  in  connection  with a  partial  or total  liquidation  or dissolution of any Pledged Entity,

            shall  be  forthwith  delivered  to the  Secured  party  to  hold as
Collateral and shall,  if received by any Pledgor,  be received in trust for the benefit of the Secured Party,  be segregated from the other property or funds of such Pledgor and be forthwith  delivered to the Secured  Party as  Collateral in the same form as so received (with any necessary endorsement or assignment).

            The Secured Party shall execute and deliver (or cause to be executed and delivered) to the applicable  Pledgor all such proxies and other instruments as such Pledgor may reasonably  request for the purpose of enabling such Pledgor to  exercise  the voting  and other  rights  which it is  entitled  to  exercise pursuant to subsection (a) above, and to receive the  distributions  which it is authorized to receive and retain pursuant to subsection (a) above.

            Section  11.  RIGHT  OF THE  SECURED  PARTY TO TAKE  POSSESSION  AND
FORECLOSE.  If any Event of Default shall have occurred and be  continuing,  the
Secured Party shall:

            (a) have the right and power to take  possession  of the  Collateral and of any and all books of  account  and  records  of  either or both  Pledgors relating to any of the Collateral;

            (b) have the right to place the Secured Party's representatives upon any  premises on which the  Collateral  or any part thereof or any such books of account or records may be situated with full power to remove the same therefrom;

            (c) have the right to  enforce  all  remedies,  rights,  powers  and privileges  of any Pledgor under any or all of the Assigned  Agreements;  and/or substitute itself or any nominee or trustee of the Secured Party in lieu of such
Pledgor as party to any of the Assigned  Agreements and to notify the obligor of any  "account" (as defined in the UCC) that all payments and  performance  under the relevant  agreements  and accounts  shall be made or rendered to the Secured
Party or such other Person as the Secured Party may designate;

            (d) have the right to exclude each Pledgor and all persons  claiming under any Pledgor from any access to the Collateral or to any part thereof,  and the Secured Party and such  representatives  are hereby granted the  irrevocable license to enter upon such premises for such purpose; and

            (e) have to the right to exercise in respect of the  Collateral,  in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured  party on default  under the UCC to enforce this Agreement and the security interests contained herein.

            The Secured  Party may require  either or both  Pledgors to assemble the  Collateral  or any part thereof and to make the same (to the extent same is moveable)  available  to the Secured  Party at a place to be  designated  by the
Secured Party which is reasonably  convenient to the applicable  Pledgor and the
Secured  Party.  The Secured Party may render the Collateral or any part thereof unusable  without  removing  the  same  from  the  premises  on  which it may be situated,  and may sell the same on the  premises of either or both  Pledgors if such Collateral or part thereof is situated thereon.  The Secured Party may make formal  application for the transfer of all of either or both Pledgor's permits,

                                       15

licenses,  approvals,  and  the  like  relating  to  the  Collateral  or to  the applicable  Pledgor's  business to the Secured  Party or to any  assignee of the
Secured  Party or to any purchaser of any of the  Collateral  to, the extent the same are  assignable  in  accordance  with their terms and  Applicable  Law. The
Secured Party will send the Pledgors  notification  of disposition of any or all of the  Collateral  at  least  ten  (10)  days  prior  to the  earliest  time of disposition  set forth in such notice  (which  notice  shall for all purposes be deemed commercially reasonably) and such notice shall include the time and place of any public sale  thereof or of the time after  which any private  sale or any other intended disposition thereof is to be made.

            In addition to exercising  the foregoing  rights,  the Secured Party may,  to the extent  permitted  by law,  arrange for and conduct the sale of the
Collateral at a public or private  sale,  as the Secured Party may elect,  which sale may be conducted by an employee or representative of the Secured Party, and any such sale shall be considered or deemed to be a sale made in a  commercially reasonable manner. The Secured Party may release temporarily or otherwise to the applicable  Pledgor any item of  Collateral of which the Secured Party has taken possession  pursuant to any right granted to the Secured Party by this Agreement without  waiving any rights  granted to the Secured Party under this  Agreement, the other Note Documents or any other agreement related hereto or thereto.

            The Secured  Party may be a purchaser of the  Collateral or any part thereof or any right or interest  therein at any sale thereof,  whether pursuant to foreclosure,  power of sale or otherwise  hereunder and the Secured Party may apply the  purchase  price to the  payment of the  Secured  Obligations  secured hereby.  Any purchaser of all or any part of the Collateral shall, upon any such purchase,  acquire  good  title  to the  Collateral  so  purchased,  free of the security interests created by this Agreement.

            Section 12. RIGHT OF THE SECURED PARTY TO USE,  OPERATE AND MAINTAIN
COLLATERAL. (a) Upon the Secured Party's taking possession of all or any part of the Collateral in accordance with the terms of this Agreement, the Secured Party shall have the right to hold, store,  and/or use, operate,  manage,  and control the same.  Upon any such taking of possession,  the Secured Party may (but shall not be  obligated  to),  from  time to time,  at the  expense  of either or both
Pledgors,  make all such  repairs,  replacements,  alterations,  additions,  and improvements  to and of all or any, of the  Collateral  as the Secured Party may
deem  proper.  In any such  case,  the  Secured  Party  shall  have the right to exercise all rights and powers of each Pledgor in respect of the  Collateral  or any part thereof as the Secured Party shall deem proper,  including the right to enter  into any and all such  agreements  with  respect  to the  leasing  and/or operation of the  Collateral  or any part  thereof as the Secured  Party may see fit,  and the Secured  Party shall be entitled to collect and receive all rents, issues,  profits,  fees, revenues,  and other income derived from leasing and/or operation of the Collateral.

            (b) The powers  conferred on the Secured Party  hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the reasonable care and preservation of any
Collateral in its possession and the accounting for moneys actually  received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary  steps to preserve  rights  against prior parties or any other rights pertaining to any Collateral.

                                       16

            Section 13. RIGHT OF THE SECURED PARTY TO APPOINT RECEIVER. Upon the
occurrence  and during the  continuation  of any Event of  Default,  the Secured
Party shall, as a matter of right, and without any requirement of notice, to the extent permitted under Applicable Law, be entitled to appoint a receiver for all or any part of the  Collateral  whether such  receivership  be  incidental  to a proposed  sale of the  Collateral or otherwise.  All  disbursements  made by the receiver under this Section 14 and the expenses of  receivership  shall be added to and be a part of the Secured Obligations,  and, whether or not said principal sum,  including  such  disbursements  and  expenses,  exceeds  the  indebtedness originally  intended  to be  secured  hereby,  the  entire  amount of said sums, including such  disbursements  and expenses,  shall be secured by this Agreement and shall be due and payable  upon demand  therefor  and  thereafter  shall bear interest at the Default Rate.

            Section 14. REMEDIES  CUMULATIVE;  DELAY NOT WAIVER.  The rights and remedies of the Secured Party under this Agreement, the other Note Documents, or any other  related  agreement  are  cumulative  and shall in no way  affect,  or deprive the Secured Party of, or be deemed to constitute a waiver by the Secured
Party of any other rights or remedies  allowed to the Secured Party at law or in equity.  No notice to or demand  on either or both  Pledgors  in any case  shall entitle the either or both  Pledgors to any other notice or demand in similar or other  circumstances  and the  exercise  of any one remedy  shall not impair the
Secured Party's right  simultaneously or at any time or in any order to exercise any other  remedy nor shall the  exercise  of any  remedy in one case  impair or otherwise  affect the Secured  Party's  right or ability to exercise such remedy contemporaneously  or again in the same case or in any other case. No failure or delay by the Secured  Party in  exercising  any right or power  hereunder  shall operate as a waiver  thereof,  nor shall any single or partial  exercise  of any such right or power,  or any abandonment or  discontinuance  of steps to enforce such a right or power,  preclude  any other or further  exercise  thereof or the exercise of any other right or power.

            Section  15.  WAIVER  OF  RIGHTS.  To  the  extent  permitted  under
Applicable  Law,  each Pledgor  waives all rights and remedies of a debtor under the UCC or other Applicable Law, and all formalities  prescribed by law relative to the sale or disposition  of the Collateral  (other than notice of sale) after the occurrence and during the  continuation of an Event of Default and all other rights and  remedies of such Pledgor with respect  thereto.  In  exercising  its right to take  possession of the  Collateral  upon the occurrence and during the continuation of an Event of Default hereunder,  the Secured Party, personally or by its agents or  attorneys,  and subject to the rights of any tenant  under any lease or sublease of the Collateral, to the fullest extent permitted by law, may enter  upon any land owned or leased by such  Pledgor  without  being  guilty of
trespass  or  any  wrongdoing,   and  without   liability  for  damages  thereby
occasioned. In the event the Secured Party elects to proceed with respect to the
Collateral, separately from any real property, the Secured Party shall give such
Pledgor at least ten (10) days' prior notice of the intended  disposition of the
Collateral  (which  notice shall for all  purposes be deemed to be  commercially reasonable).

            Section 16.  APPLICATION OF PROCEEDS.  All cash proceeds received by the  Secured  Party  in  respect  of any  sale  of,  collection  from,  or other realization  upon all or any part of the  Collateral  pursuant to this Agreement shall be held and applied by the Secured Party shall be applied as follows:

          FIRST,  to  reimbursement  of expenses  and  indemnities  owing by the
          Pledgors  provided for in this  Agreement and the other Note Documents to the Secured Party;

                                       17

          SECOND, to accrued interest on the Note;

          THIRD, to principal outstanding on the Note;

          FOURTH, to any other Obligations of the Pledgors;

          FIFTH,  pro rata to Pledgors,  or as otherwise  required by Applicable
          Law.

Each Pledgor shall remain jointly and severally  liable for any deficiency.  Any surplus of such cash or cash  proceeds  held by the Secured  Party and remaining after payment in full in cash of all the Secured Obligations and the termination of the Note shall be paid over,  pro rata, to the Pledgors or to whomsoever  may be lawfully entitled to receive such surplus.

            Section 17.  INDEMNITY  AND  EXPENSES.  (a) Each  Pledgor  agrees to indemnify  and hold the Secured Party and its  officers,  directors,  employees, professional  advisors and Affiliates  (each an "INDEMNIFIED  PERSON")  harmless from and against any and all liabilities  (including  reasonable attorney fees), obligations,  losses,  damages,  penalties,  actions,  judgments,  suits, costs, expenses  or  disbursements  of any  kind  whatsoever  which  may at any time be imposed on, incurred by or asserted against any Indemnified  Person,  in any way relating to or arising out of this Agreement,  or any investigation,  litigation or other proceeding  relating to this Agreement  (including  enforcement of this
Agreement),  or the  performance of its duties as Secured Party hereunder or any action taken or omitted by the Secured Party, in its capacity as such,  under or in connection with any of the foregoing; PROVIDED that the Pledgors shall not be liable for the payment of any portion of such liabilities,  obligations, losses, damages, penalties,  actions, judgments, suits, costs, expenses or disbursements to the extent that any of the foregoing  result from such  Indemnified  Person's gross negligence or willful misconduct. In no event shall the Pledgors be liable for indirect,  incidental,  special or consequential  damages  regardless of the form of action and even if the same are foreseeable.  To the extent permitted by
Applicable  Law,  neither  Pledgor  shall not assert,  and each  Pledgor  hereby waives, any claim against any Indemnified Party, on any theory of liability, for special,  indirect,  consequential  or punitive damages (as opposed to direct or actual  damages)  arising out of, in  connection  with,  or as a result of, this
Agreement,  any other Note  Document or any  agreement  or  instrument  relating contemplated  hereby or thereby or relating hereto or thereto,  the transactions contemplated thereby, the Note or the use of the proceeds thereof.

            (b) Each Pledgor shall,  upon demand (and in any event no later than ten (10)  Business  Days after receipt of an invoice by such Pledgor) pay to the
Secured  Party the  amount of any and all  reasonable  expenses,  including  the reasonable  fees and expenses of its counsel (and any local  counsel) and of any experts and agents,  that the Secured  Party may incur in connection  with:  (i)
documentation, negotiation or administration of this Agreement or any other Note
Document;  (ii) the custody or preservation of, or the sale of, collection from, or  other  realization  upon,  any of the  Collateral;  (iii)  the  exercise  or enforcement  (whether through  negotiations,  legal proceedings or otherwise) of any of the  rights of the  Secured  Party  hereunder  or under  any  other  Note
Document;  or (iv) the  failure by any  Pledgor to perform or observe any of the provisions of this Agreement or any other Note  Document.  Each Pledgor shall be jointly  and  severally  liable  to  the  Secured  Party  for  their  respective obligations under this Section 17(b).

                                       18

            Section 18. AMENDMENTS; ETC. No amendment or waiver of any provision of this  Agreement,  and no consent to any  departure by the Pledgors  herefrom, shall in any event be  effective  unless the same shall be in writing and signed by the Pledgors and the Secured Party,  and then such waiver or consent shall be effective only in the specific  instances and for the specific purpose for which given.  No delay on the part of the Secured  Party in the exercise of any right, power or remedy  shall  operate  as a waiver  thereof,  nor shall any  single or partial waiver by the Secured Party of any right,  power or remedy  preclude any further exercise thereof, or the exercise of any other right, power or remedy.

            Section  19.   ADDRESSES   FOR   NOTICES.   All  notices  and  other
communications  provided  for  hereunder  shall  be  in  writing  and  shall  be personally delivered or sent by an overnight courier, by facsimile  transmission or by United States Mail,  certified  mail,  postage  prepaid and return receipt requested,  if to the  Pledgors or to the  Secured  Party,  at their  respective addresses  specified on the signature  pages hereto,  or, as to either party, at such other address as shall be  designated by such party in a written  notice to the other party. All such notices and other communications that are delivered by hand or overnight  courier shall be deemed received upon delivery.  Notices that are delivered by facsimile shall be deemed delivered upon receipt.  Notices that are  deposited in the United  States Mail in  accordance  with the terms of this
Section 20 shall be deemed delivered upon receipt.

            Section   20.    SURVIVAL.    (a)   All   agreements,    statements,
representations  and warranties made by the Pledgors  herein,  in the other Note
Documents or in any certificate or other instrument  delivered by either or both
Pledgors  or on their  behalf  under  this  Agreement  or under any  other  Note
Document  shall be  considered to have been relied upon by the Secured Party and shall survive the  execution  and delivery of this  Agreement and the other Note
Documents  regardless of any  investigation  made by the Secured Party or on its behalf.

            (b) The indemnity  obligations of the Pledgors  contained in Section
18 shall continue in full force and effect notwithstanding full repayment of the
Note and all of the other Secured  Obligations and notwithstanding the discharge thereof.  Each Pledgor shall be jointly and severally  liable for such indemnity obligations.

            Section 21. SEVERABILITY. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

            Section 22. CONTINUING  SECURITY INTEREST;  RELEASE.  This Agreement
shall create a continuing  security  interest in the Collateral  and shall:  (i)
remain in full force and  effect  until the  irrevocable  payment in full of all
Secured  Obligations  and the expiration or  termination  of the Notes;  (ii) be binding upon each Pledgor,  its  successors  and assigns,  PROVIDED that neither
Pledgor may transfer or assign any or all of its rights or obligations hereunder without the prior written  consent of the Secured Party;  and (iii) inure to the benefit  of,  and be  enforceable  by,  the  Secured  Party  and its  respective successors,  transferees  and assigns.  Without  limiting the  generality of the foregoing clause (iii),  the Secured Party may assign or otherwise  transfer all or any portion of its rights in the Secured Obligations, and such assignee shall thereupon become vested with all the benefits in respect thereof granted to such
Secured  Party  herein or  otherwise.  Upon the  payment in full of the  Secured

                                       19

Obligations and the expiration or termination of the Note, the security interest granted hereby shall terminate and all rights to the Collateral  shall revert to the applicable  Pledgor.  Upon any such termination,  the Secured Party will, at each  Pledgor's  expense,  execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and reversion of rights to such Pledgor.

            Section  23.  REINSTATEMENT.  This  Agreement  shall  continue to be effective  or be  reinstated,  as the  case may be,  if at any  time any  amount received by the Secured Party in respect of the Secured Obligations is rescinded or must  otherwise  be  restored  or  returned  by the  Secured  Party  upon the insolvency,  bankruptcy,  dissolution,  liquidation  or  reorganization  of  the
Pledgors or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Pledgors or any substantial part of its assets,  or otherwise, all as though such payments had not been made.

            Section  24.  GOVERNING  LAW;  JURISDICTION;  CONSENT  TO SERVICE OF
PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.

            (b) ANY LEGAL ACTION OR  PROCEEDING  WITH RESPECT TO THIS  AGREEMENT
SHALL BE BROUGHT IN THE COURTS OF THE COUNTY OF NEW YORK OR OF THE UNITED STATES
OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY
OF THIS  AGREEMENT,  EACH  PARTY  HEREBY  ACCEPTS  FOR ITSELF AND (TO THE EXTENT
PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE
JURISDICTION OF THE AFORESAID COURTS.  EACH PARTY HEREBY  IRREVOCABLY WAIVES ANY
OBJECTION,  INCLUDING  ANY  OBJECTION  TO THE  LAYING  OF  VENUE OR BASED ON THE
GROUNDS  OF FORUM  NON  CONVENIENS,  WHICH IT MAY NOW OR  HEREAFTER  HAVE TO THE
BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS
SUBMISSION TO JURISDICTION IS  NON-EXCLUSIVE  AND DOES NOT PRECLUDE A PARTY FROM
OBTAINING  JURISDICTION  OVER  ANOTHER  PARTY  IN  ANY  COURT  OTHERWISE  HAVING
JURISDICTION.

            (c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY
OF THE AFOREMENTIONED  COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF
COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL,  POSTAGE  PREPAID,  TO IT AT THE
ADDRESS SPECIFIED HEREIN OR SUCH OTHER ADDRESS AS IS SPECIFIED FROM TIME TO TIME
PURSUANT TO THE PROVISIONS HEREIN,  SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30)
DAYS AFTER SUCH  MAILING.  NOTHING  HEREIN  SHALL AFFECT THE RIGHT OF A PARTY TO
SERVE  PROCESS  IN ANY  OTHER  MANNER  PERMITTED  BY LAW  OR TO  COMMENCE  LEGAL
PROCEEDINGS   OR  OTHERWISE   PROCEED   AGAINST   ANOTHER  PARTY  IN  ANY  OTHER
JURISDICTION.

            (d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO
THE  FULLEST  EXTENT  PERMITTED  BY LAW,  TRIAL BY JURY IN ANY  LEGAL  ACTION OR
PROCEEDING  RELATING TO THIS AGREEMENT AND FOR ANY  COUNTERCLAIM  THEREIN;  (ii)
IRREVOCABLY  WAIVES,  TO THE MAXIMUM  EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT
MAY HAVE TO CLAIM OR  RECOVER IN ANY SUCH  LITIGATION  ANY  SPECIAL,  EXEMPLARY,

                                       20

PUNITIVE OR  CONSEQUENTIAL  DAMAGES,  OR DAMAGES  OTHER THAN, OR IN ADDITION TO,
ACTUAL DAMAGES;  (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY  REPRESENTATIVE OR
AGENT OF COUNSEL FOR ANY PARTY HERETO HAS  REPRESENTED,  EXPRESSLY OR OTHERWISE,
OR  IMPLIED  THAT SUCH  PARTY  WOULD NOT,  IN THE EVENT OF  LITIGATION,  SEEK TO
ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO
ENTER INTO THIS  AGREEMENT AND THE  TRANSACTIONS  CONTEMPLATED  HEREBY BY, AMONG
OTHER THINGS,  THE MUTUAL WAIVERS AND  CERTIFICATIONS  CONTAINED IN THIS SECTION
25.

            Section 25.  INCORPORATION BY REFERENCE.  Any provisions of the Note
(together with definitions as used therein and the ancillary  provisions related thereto) that are incorporated by reference herein shall be incorporated herein,
MUTATIS MUTANDIS.

            Section  26.  EXECUTION  IN  COUNTERPARTS.  This  Agreement  may  be
executed  in any  number of  counterparts  and by  different  parties  hereto in separate  counterparts,  each of which when so executed shall be deemed to be an original  and all of which  taken  together  shall  constitute  one and the same instrument.

            Section 27. HEADINGS. The headings of the various articles, sections and paragraphs of this Agreement are for  convenience of reference  only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

            Section 28.  CONFLICTING TERMS. To the extent a term or provision of this Agreement  conflicts with the Note and is not dealt with more  specifically herein, the Note shall control with respect to such term or provision.

                           [ Signature page follows ]

                                       21

            IN WITNESS  WHEREOF,  each  Pledgor has caused this  Agreement to be duly executed and delivered by its officer  thereunto duly  authorized as of the date first above written.

                                  PLEDGORS:

                                  DATATEC SYSTEMS, INC., a Delaware corporation

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  Address:     1275 Alderman Dr.
                                               Alpharetta, Georgia 30005
                                  Attn:        Chief Executive Officer
                                  Telephone:   (770) 667-8488
                                  Facsimile:   (770) 667-8288

                                  DATATEC INDUSTRIES, INC., a New Jersey
                                  corporation

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                 Address:      1275 Alderman Dr.
                                               Alpharetta, Georgia 30005
                                 Attn:         Chief Executive Officer
                                 Telephone:    (770) 667-8488
                                 Facsimile:    (770) 667-8288

                                 with a copy to:

                                 Lowenstein Sandler PC
                                 65 Livingston Avenue
                                 Roseland, NJ 07068
                                 Attn: Bruce Buechler, Esq.
                                 Facsimile: 973-597-2400

                                 LENDER:

                                 ALPINE ASSOCIATES, A LIMITED PARTNERSHIP,
                                 a New Jersey limited partnership

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                 Address:      100 Union Avenue
                                               Cresskill, New Jersey 07626
                                 Attn:         Mr. Ken Grossman
                                 Telephone:    201-871-2200
                                 Facsimile:    201-871-2741

                                 with a copy to:

                                 Vinson & Elkins L.L.P.
                                 666 Fifth Avenue
                                 26th Floor
                                 New York, New York 10103
                                 Attn: Steven Abramowitz, Esq.
                                 Facsimile: 212-237-0100